                                                                    EXHIBIT 99AF


                              ZENITH ELECTRONICS
                                  CORPORATION
                            MICROCIRCUITS PLANT #6




                DATE OF INSPECTIONS: MARCH 22 - APRIL 10, 1998

                  EFFECTIVE DATE OF VALUATION: APRIL 1, 1998

                   APPRAISERS: WILLIAM J. GARDNER, JR., ASA
                               MICHAEL J. DIPROSPERO, ASA
                               SCOTT C. LONKART
                               JAMES F. GARDNER
                               LEE ROBINETTE, ASA




                      GREENWICH INDUSTRIAL SERVICES, LLC.
                                611 ACCESS ROAD
                         STRATFORD, CONNECTICUT 06497
                                (203) 380-9367

                               TABLE OF CONTENTS
                               -----------------

                                                                   PAGES
                                                                   -----
1.   LETTER OF TRANSMITTAL                                           1-4

2.   EQUIPMENT                                                      1-15

3.   PHOTOGRAPHS                                                   16-18

4.   CERTIFICATION                                                     I

5.   STATEMENT OF LIMITING CONDITIONS                                 II

6.   DEFINITION OF VALUE                                          III-IV

7.   DEFINITION OF CONDITIONS                                          V

8.   STATEMENT REGARDING THE AMERICAN SOCIETY OF APPRAISERS           VI

May 14, 1998


Mr. Richard Lewis
Director, Quality
Zenith Electronics Corp.
1000 Milwaukee Avenue
Glenview, IL  60025-2493

Re:  Machinery and Equipment Appraisal
     Zenith Electronics Corporation
     Microcircuits - Plant #6

Dear Mr. Lewis:

In accordance with your recent request, Greenwich Industrial Services conducted detailed on-site inspections between March 22 and April 10, 1998 of the machinery belonging to Zenith Electronics Corporation, located at Melrose Park, IL, Glenview, IL, Chicago Warehouse Plant #5, Chicago Plant #6, Reynosa, MX, Chihuahua, MX, Ciudad Juarez, MX, and Matamoros, MX. The appraisal consisted of on-site inspections and subsequent office review, research and analysis. The purpose of the inspections was to determine the Forced Liquidation Value, Fair Market Value and Fair Market In-Place Value for corporate decision making purposes. The effective date of this valuation is April 1, 1998.

Greenwich Industrial Services conducted a walk through inspection in February 1998, of the equipment at each of the facilities listed above. The current appraisal is mutually exclusive and supercedes any and all prior assessments. Based on the detailed nature of the current assignment and additional research conducted on the equipment, the values have been altered in numerous instances.

Zenith Electronics Corporation is an international manufacturer of televisions, cable boxes, remote controls and related products. The company has been a well-known producer of electronic components for many years and has significant name brand recognition.

The Zenith Microcircuits facility (Plant #6) has machinery consisting of lasers, heat treating furnaces, assembly and testing equipment. The facility, as well as the equipment, were well laid out and orderly and appeared to be in good operating condition.

Zenith Electronics Corporation
May 14, 1998
Page 2

The following report is a detailed break out of the equipment located at the above facility. The information contained herein is one segment in the valuation process and should be considered within the context of the overall assignment.

In appraising each of the facilities, Greenwich Industrial Services did not look at the overall business value of the corporation, nor the values of the real estate including land, building or site improvements. We did however, consider the following: workflow of the product, capability constraints, safety issues, quality controls, maintenance of the equipment, industry trends, location of the facility, current technology and overall working conditions and environment. Greenwich Industrial Services also considered all forms of obsolescence including, economic, functional and physical deterioration.

As part of our appraisal assignment, Zenith requested that we were to assist the company with a new asset identification system. The scope of that process was to tag individual pieces of equipment with an estimated liquidation value greater than $1,000. It should be noted that we were provided with stickers from the company and that not all of the equipment with values greater than $1,000 were tagged due to the nature of the equipment or the fact that it may have been in operation. The majority of office equipment was not tagged due to the inappropriate mark the stickers would make on the furniture. Upon our final review of each of the plants visited, we did notice that several of the stickers had already been removed. In the future we would suggest a stronger adhesive metal plate identification be utilized. We also left the remaining rolls of tags with each of the Zenith facilities for identification of future acquisitions.

Since the last Walk-Through Appraisal report was published, it is important to note that a significant amount of changes have taken place including equipment being transferred to other locations within Zenith, new equipment acquisitions, new departments being added or implemented and an entire plant (Plant #70) being moved.

It is also important to note that due to the detailed aspect of this appraisal report, new discoveries were uncovered including: operating efficiencies and inefficiencies, useful age/life findings on numerous key pieces of equipment and more detailed information on all forms of obsolescence present. Greenwich Industrial Services has also conducted further market analysis in order to find comparable sales of similar pieces of equipment.

The Forced Liquidation Value reflected, represents the gross amount in U.S. Dollars that, in our opinion, would be realized if the assets were sold in a forced situation at a properly advertised and conducted public sale within a 60-90 day time frame, under present economic trends. Conclusions taken into consideration are physical location, difficulty of removal, physical condition, adaptability, specialization, marketability, overall appearance and psychological appeal of the assets. Further, the ability of the asset group to draw sufficient prospective buyers to insure competitive offers is considered. All assets would be sold on a piecemeal basis "as is/where is" with purchasers responsible for removal of assets at their own risk and expense. Any deletions or additions to the

Zenith Electronics Corporation
May 14, 1998
Page 3

package could change the psychological and/or monetary appeal necessary to obtain the value indicated.

The Fair Market Value reflected represents the most probable amount an asset should bring in a competitive and open market under all conditions requisite to a fair sale with the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus; (a) buyer and seller are typically motivated; (b) both parties are well informed or well advised, and acting in what they consider their own best interest; (c) a reasonable time is allowed for exposure to the open market; (d) payment is made in terms of cash in U.S. Dollars; and (e) the price represents the normal consideration for the asset sold, unaffected by special or creative financing, or sales concessions granted by anyone associated with the sale.

The Fair Market In-Place Value reflected represents the value of the assets in their present location assuming the facility will continue in the manufacture of its present product at a profitable level. The values reflected take into consideration all costs associated with rigging, installation, wiring, plumbing, and dismantling. Greenwich Industrial Services has not taken into consideration the financial condition, goodwill, product lines, or the future markets of Zenith Electronics Corp.

This appraisal was conducted, and the report prepared, in accordance with the attached Appraisal Definitions and Conditions, which are considered an integral part thereof. This appraisal was conducted in accordance with customary appraisal practices and represents the best judgment of the appraiser. The appraisers further state that they have no direct or indirect, present or contemplated future interest in the property appraised and that the fee for services is in no way contingent on the value shown herein.

                           ZENITH ELECTRONICS CORP.
                           ------------------------

MICROCIRCUITS - PLANT #6
------------------------

         TOTAL FORCED LIQUIDATION VALUE:             $477,150.00
         TOTAL FAIR MARKET VALUE:                    $631,000.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $913,175.00

We hereby certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct and this report has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers.

No responsibility is assumed by the appraiser for matters which are legal in nature nor is any opinion of the title rendered herewith. This appraisal assumes good title. Any liens or encumbrances which may exist have been disregarded, as well as any delinquency in the payment of general taxes or special assessments.

Zenith Electronics Corporation
May 14, 1998
Page 4

We will retain a copy of this report in our files with the original field notes for a period of seven years. This company considers these reports and notes confidential, and we do not permit access to them by anyone without your authorization.

We enclose herewith our billing for services rendered. We will maintain a work file should you have any further questions.

Very truly yours,



William J. Gardner, Jr. ASA                          Michael J. DiProspero, ASA
President                                            Appraiser



James F. Gardner                                     Scott C. Lonkart
Appraiser                                            Appraiser

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
  ITEM #   ID #     DESCRIPTION                                                               FLV            FMV          FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
  LAB
-----------------------------------------------------------------------------------------------------------------------------------
    1     24000     ASSOCIATED ENVIRONMENTAL SYSTEM LAB OVEN, HONEYWELL                $   600.00         $   750.00     $ 1,000.00
                    DIGITAL TEMP CONTROLS, PROP #8040

    2     24001     DAMON IEC UV CENTRIFUGE                                            $   500.00         $   700.00     $   900.00

    3     24002     LAB MILL, 3 ROLL, 10", 5: DIAMETER                                 $ 2,000.00         $ 3,000.00     $ 4,000.00

    4     24003     KENT LAB MILL S/N 671166, 3 ROLL, 8", 4" DIAMETER ROLLS            $ 1,500.00         $ 2,500.00     $ 3,500.00

    5     24004     BLUE-M STABIL THERM OVEN, MODEL #OV-5208-2, S/N JT-298             $   600.00         $   750.00     $ 1,000.00

    6               MISC. LAB SUPPORT EQUIPMENT INCLUDING: HEWLETT PACKARD             $ 2,000.00         $ 2,500.00     $ 3,500.00
                    MODEL #3456A, DIGITAL VOLTMETER, (3) BROOKFIELD
                    VISCOMETERS, BROOKFIELD MODEL #EX-200 ULTRASONIC BATH, LAB
                    REFRIGERATOR, MIXERS, LAB STANDS, ULTRASONIC CLEANERS,
                    STORAGE CABINETS, LAB FURNITURE, METAL DESK, CHAIRS,
                    (2) ZENITH PC'S, (2) DOT MATRIX PRINTERS, (2) METTLER SCALES,
                    (2) BAUSCH & LOMB MICROSCOPE, AMETECK TESTER

    7     24005     NIKON MODEL #V-12 PROFILE PROJECTOR, S/N 61296, 14"                $ 4,000.00         $ 4,800.00     $ 5,500.00
                    W/HEIDENHAIN 2 AXIS DRO

    8     24006     BLUE-M STABIL THERM LAB OVEN MODEL                                 $   550.00         $   700.00     $   900.00
                    #OV-500C-2, S/N 4677

    9               THEIMER VACUUM EXPOSURE SYSTEM 24X30"                              $   400.00         $   600.00     $   850.00

    10              MISC. LAB SUPPORT EQUIPMENT INCLUDING: DEXON LABORATORY            $ 1,500.00         $ 2,000.00     $ 2,750.00
                    BENCH W/FUME HOOD, LEEDAL LIGHT TABLE, BAUSCH & LOMB
                    MICROSCOPE, NIKON MICROSCOPE, DESKS, METAL SHELVING, WORK
                    BENCH, FILE CABINETS, (6) SECTIONS OF STAINLESS STEEL
                    RACKING, DIGIMATIC INDICATOR
-----------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                         $13,650.00         $18,300.00     $23,900.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #   ID #     DESCRIPTION                                                           FLV                FMV          FMPV
------------------------------------------------------------------------------------------------------------------------------------
  WIRE BONDING DEPARTMENT
-----------------------------------------------------------------------------------------------------------------------------------
    11    24007     BLUE-M STABIL THERM LAB OVEN, MODEL #OV-475A-2, S/N LT-482        $   450.00         $   550.00     $    750.00

    12    24008     HUGHES MODEL #2460-1 AUTOMATIC WIRE BONDER, S/N 275 W/RCA         $ 6,000.00         $ 8,000.00     $ 10,000.00
                    CAMERA, PANASONIC MONITOR, W/BAUSCH & LOMB MICROSCOPE

    13    24009     HUGHES MODEL #2460-1 AUTOMATIC WIRE BONDER, S/N 341 W/RCA         $ 6,000.00         $ 8,000.00     $ 10,000.00
                    CAMERA, PANASONIC MONITOR, W/BAUSCH & LOMB MICROSCOPE

    14    24010     BLUE-M STABIL THERM LAB OVEN, MODEL #OV-490A-2, S/N               $   450.00         $   600.00     $    850.00
                    OV3-10785

    15    24011     LAURIER ASSOCIATES, HUGHES BENCH MODEL MANUAL WIRE BONDER,        $ 3,000.00         $ 3,500.00     $  4,500.00
                    W/BAUASCH & LOMB MICROSCOPE, FIBRE LITE 190, S/N N/A

    16    24012     LAURIER ASSOCIATES, HUGHES BENCH MODEL MANUAL WIRE BONDER,        $ 3,000.00         $ 3,500.00     $  4,500.00
                    W/BAUASCH & LOMB MICROSCOPE, FIBRE LITE 190, S/N N/A

    17              MISC. SUPPORT WIRE BONDING INCLUDING: WORK BENCHES, SWIVEL        $   600.00         $   800.00     $  1,100.00
                    CHAIRS, BAUSCH & LOMB STEREO MICROSCOPE, FIBRE LITES,
                    STIRRERS, STORAGE CABINETS, ZENITH PC, PARTITIONS

    18    24013     ORTHODYNE ELECTRONICS MODEL #20 WIRE BONDER, S/N 32969            $   650.00         $   800.00     $  1,100.00

-----------------------------------------------------------------------------------------------------------------------------------
  TOOLROOM
-----------------------------------------------------------------------------------------------------------------------------------
    19    24014     CINCINNATI TOOL & CUTTER GRINDER CONVERTED TO SURFACE             $ 1,000.00         $ 1,300.00     $  1,750.00
                    GRINDER, S/N 6DIP5V-10

    20    24015     DOALL MODEL #D-6 SURFACE GRINDER, W/6X18" PERMANENT               $ 2,800.00         $ 3,500.00      $ 4,800.00
                    MAGNETIC CHUCK, S/N 39611085
------------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                        $23,950.00         $30,550.00      $39,350.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #    ID #    DESCRIPTION                                                               FLV            FMV          FMIPV
------------------------------------------------------------------------------------------------------------------------------------
  TOOLROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    21    24016     TREE VERTICAL MILLING MACHINE MODEL 2UVR, S/N 9659, 9X42"         $ 4,000.00         $ 4,600.00      $ 5,800.00
                    TABLE, W/ ACU-RITE II DRO, 1 1/2 HP

    22    24017     TREE VERTICAL MILLING MACHINE MODEL 2UVRC,  9X42"                 $ 4,200.00         $ 4,800.00      $ 6,000.00
                    TABLE,S/N 10300  W/ ACU-RITE PRO 2 AXIS DRO, 1 1/2 HP

    23    24018     TREE VERTICAL MILLING MACHINE MODEL #2UVRC, 9X42" TABLE,          $ 4,000.00         $ 4,600.00      $ 5,800.00
                    S/N 9660, W/ACU-RITE PRO 2 AXIS DRO, 1 1/2 HP

    24    24019     JONES & LAMSON MODEL #PC-14A OPTICAL COMPARATOR, S/N              $ 2,500.00         $ 3,000.00      $ 4,000.00
                    F-45451, 14" CAPACITY

    25    24020     HARDINGE MODEL #HLV-H PRECISION CHUCKING LATHE, S/N               $ 8,000.00         $ 9,000.00      $10,500.00
                    HLV-H-691, W/TOOLING, W/ ACU-RITE QUIKCOUNT II DRO

    26    24021     SHELDON TOOLROOM LATHE, CATALOG #ES-46-P, S/N ES-31347,           $ 2,500.00         $ 3,000.00      $ 4,000.00
                    10X24", CABINET BASE

    27    24022     ROCKWELL MODEL #4JR HARDNESS TESTER, S/N 4JR-2775                 $   500.00         $   700.00      $   850.00

    28    24023     (2) K.H. HUPPERT BENCH MODEL FURNACES, S/N'S 404, 567,            $ 1,000.00         $ 1,500.00      $ 2,200.00
                    MODEL #669DL & 12A

    29              LINCOLN IDEALARC MODEL #TIG-300/300 ARC WELDER, S/N               $   400.00         $   550.00      $   750.00
                    AC-247619, W/BERNARD RADIATOR

    30              JOHANSSON PEDESTAL BASE DRILL PRESS, S/N 11619                    $   300.00         $   350.00      $   500.00

    31              JOHANSSON PEDESTAL BASE DRILL PRESS, S/N 41623                    $   300.00         $   350.00      $   500.00

    32              DELTA 6" ENDLESS BELT SANDER                                      $   250.00         $   300.00      $   375.00

------------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                        $27,950.00         $32,750.00      $41,275.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
  ITEM #   ID #     DESCRIPTION                                                               FLV            FMV          FMIPV
-----------------------------------------------------------------------------------------------------------------------------------
  TOOLROOM (CONT'D)
-----------------------------------------------------------------------------------------------------------------------------------
    33    24023     JOHNSON MODEL J HORIZONTAL METAL CUTTING BAND SAW, S/N            $   650.00         $   850.00       $ 1,150.00
                    J-12268

    34              DI-ACRO #2 MANUAL PUNCH, S/N 2988 W/ STAND                        $   350.00         $   400.00       $   500.00


    35    24024     DOALL CONTOURMATIC MODEL #3612-3 VERTICAL METAL CUTTING           $ 3,500.00         $ 4,000.00       $ 5,000.00
                    BAND SAW, 36", S/N 153-61197 W/BUTT WELD & GRIND
                    ATTACHMENT

    36              MISC. SUPPORT EQUIPMENT TOOLROOM INCLUDING: WORK BENCHES,         $ 6,000.00         $ 7,500.00       $10,000.00
                    GRANITE SURFACE PLATES, HAND NOTCHER, VISES, KNEES, DUMORE
                    DRILL PRESS, NIKON MICROSCOPE, METAL STORAGE CABINETS,
                    REAMERS, D.E. GRINDERS, PARTS BINS, ROTARY CAROUSELS,
                    TOOLING, COLLETS, CHUCKS, FANS, TOOL BOXES, PC'S, DESKS,
                    BOOKSHELVES, FILE CABINET

------------------------------------------------------------------------------------------------------------------------------------
  LASER AREA
------------------------------------------------------------------------------------------------------------------------------------
    37    24025     PHOTON SOURCES MODEL #1044V/150  C02 LASER SCRIBER S/N            $10,000.00         $15,000.00      $35,000.00
                    4180, (1977) REBUILT W/CONTROL CONSOLE, MODEL #1044/V505
                    CERAMIC SCRIBING SYSTEM, W/GEN RAD AUTOMATIC VOLTAGE
                    REGULATOR

    38              NIKON STEREO MICROSCOPE MODEL #SMZ-28                             $   300.00         $   350.00      $   400.00

    39    24026     MANHATTAN SUPPLY COMPANY MODEL #951797, 612 SURFACE               $   600.00         $   800.00      $ 1,000.00
                    GRINDER, S/N 720830, (1983)

    40    24027     COHERENT/EVERLASE 525 MODEL #HTMT-10 CO2 LASER, S/N               $25,000.00         $35,000.00      $60,000.00
                    810006, (1981) W/ANOMATIC II CONTROLS, NESLAB MODEL
                    #HX-500 COOLING UNIT, W/COHERENT 204 POWER METER

    41              TEKTRONIX MODEL #2215, 60 MHZ OSCILLOSCOPE, S/N B-014709          $   500.00         $   600.00      $   750.00

------------------------------------------------------------------------------------------------------------------------------------
                      PAGE TOTAL                                                      $46,900.00         $64,500.00      $113,800.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #   ID #     DESCRIPTION                                                               FLV            FMV          FMIPV
------------------------------------------------------------------------------------------------------------------------------------
  LASER AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    42              TEKTRONIX MODEL #2445,150 MHZ OSCILLOSCOPE, S/N B-011766          $     600.00       $   700.00      $    850.00


    43              TEKTRONIX MODEL #453 OSCILLOSCOPE W/CART                          $     300.00       $   400.00      $    500.00


    44    24028     TERADYNE MODEL #W-311 YAG LASER, W/TRIM STATIN, MODEL             $   1,500.00       $ 3,000.00      $  5,500.00
                    #1134XT PROBER, TERADYNE POWER LINE CONTROLLER MODEL
                    #H040, TAPE SYSTEM, L-6

    45    24029     TERADYNE MODEL #W-311 YAG LASER, W/TRIM STATIN, MODEL             $   1,500.00       $ 3,000.00      $  5,500.00
                    #1134XT PROBER, TERADYNE POWER LINE CONTROLLER MODEL
                    #H040, TAPE SYSTEM, L-6

    46    24030     TERADYNE MODEL #W-311 YAG LASER, W/TRIM STATIN, MODEL             $   1,500.00       $ 3,000.00      $  5,500.00
                    #1134XT PROBER, TERADYNE POWER LINE CONTROLLER MODEL
                    #H040, TAPE SYSTEM, L-6

    47    24031     TERADYNE MODEL #W-311 YAG LASER, W/TRIM STATIN, MODEL             $   1,500.00       $ 3,000.00      $  5,500.00
                    #1134XT PROBER, TERADYNE POWER LINE CONTROLLER MODEL
                    #H040, TAPE SYSTEM, L-6

    48    24032     TERADYNE MODEL #W-311 YAG LASER, W/TRIM STATIN, MODEL             $   1,500.00       $ 3,000.00      $  5,500.00
                    #1134XT PROBER, TERADYNE POWER LINE CONTROLLER MODEL
                    #H040, TAPE SYSTEM, L-6

    49    24033     TERADYNE MODEL #W-311 YAG LASER, W/TRIM STATIN, MODEL             $   1,500.00       $ 3,000.00      $  5,500.00
                    #1134XT PROBER, TERADYNE POWER LINE CONTROLLER MODEL
                    #H040, TAPE SYSTEM, L-6

    50              LINDBERG HEVI-DUTY BENCH MODEL FURNACE, MODEL #51222, S/N         $     300.00       $   400.00      $    600.00
                    11145, MAXIMUM TEMPERATURE 2200 DEGREES F

------------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                        $  10,200.00       $19,500.00      $ 34,950.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                            MICROCIRCUITS PLANT #6
                                 April 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #      ID #                            DESCRIPTION                                 FLV                 FMV             FMIPV
------------------------------------------------------------------------------------------------------------------------------------
LASER AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  51             BAUSCH & LOMB STEREO MICROSCOPE W/STAND                           $    300.00         $    350.00       $    400.00


  52             CARL ZEISS MICROSCOPE                                             $    300.00         $    350.00       $    400.00


  53             (2) HEWLETT PACKARD MODEL #3478A DIGITAL MULTIMETERS              $    400.00         $    500.00       $    600.00


  54             (2) NIKON MODEL #SMZ-2B STEREO MICROSCOPES W/LIGHT SOURCE         $    700.00         $    800.00       $    900.00


  55             MISC. SUPPORT LASER AREA INCLUDING: WORK BENCHES, METAL           $  2,000.00         $  3,000.00       $  4,000.00
                 SHELVES, FILE CABINETS, POWER SUPPLIES, TERAOCHMETERS,
                 CARTS, STOOLS, PRINTERS, DIGITAL VOLTMETERS,
                 STORAGE CABINETS, FILE CABINETS, MULTIMETERS

  56    24034    DEXON LAB FILTRATION WORK BENCH                                   $    500.00         $    700.00       $  1,000.00

------------------------------------------------------------------------------------------------------------------------------------
FURNACE DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------------
  57    24035    BTU ENGINEERING, TRANSHEAT MODEL #TMF-163384168E, MUFFLE          $  7,000.00         $ 10,000.00       $ 20,000.00
                 CONVEYOR FURNACE, 18" BELT, 30' TUNNELW/BTU, MODEL #3615
                 CONTROL SYSTEM, F4, S/N ZRI-10, (1983)

  58    24036    BTU ENGINEERING, TRANSHEAT MODEL #TMF-163384168E, MUFFLE          $  7,000.00         $ 10,000.00       $ 20,000.00
                 CONVEYOR FURNACE, 18" BELT, 30' TUNNELW/BTU, MODEL #3615
                 CONTROL SYSTEM, F4, S/N ZRI-10, (1983)

  59    24037    (1995) SIERRA THERM 2500 SERIES, MODEL #2K25-234C172-11A,         $ 80,000.00         $100,000.00       $125,000.00
                 THICK FILM FIRING MUFFLE CONVEYOR FURNACE, 25" BELT, 234"
                 LENGTH, S/N 7203

  60    24038    LINDBERG SOLA-BASIC MUFFLE CONVEYOR BELT FURNACE, 24"             $  7,000.00         $ 10,000.00       $ 17,000.00
                 BELT, 42' TUNNEL, (1977), F-1
------------------------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                                        $105,200.00         $135,700.00       $189,300.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                            MICROCIRCUITS PLANT #6
                                 April 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #      ID #                            DESCRIPTION                                 FLV                 FMV             FMIPV
------------------------------------------------------------------------------------------------------------------------------------
FURNACE DEPARTMENT (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  61    24039    AME CUSTOM BUILT MODEL #M2ME AUTOMATIC MATERIAL HANDLING           $ 3,000.00          $ 4,000.00        $ 7,500.00
                 UNLOADING SYSTEM, S/N 736335, W/ MODEL #C5SR STACKER, S/N
                 N/A

  62             MISC. SUPPORT FURNACE AREA INCLUDING: STAINLESS STEEL              $ 1,500.00          $ 2,000.00        $ 3,500.00
                 METRO CARTS, METAL STORAGE CABINETS, CHAIRS, TOOLBOX, SHOP
                 VAC, METAL SHELVING, SPARE PARTS, REPAIR TOOLS, METERS,
                 ETC.

------------------------------------------------------------------------------------------------------------------------------------
PRINTING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------------
  63             TENCOR SIGMASCAN W/PRINTER                                         $   200.00          $   250.00        $   300.00


  64    24040    (1996) CYBER OPTICS CYBER SCAN CX3 LASER SCANNER, S/N              $15,000.00          $20,000.00        $30,000.00
                 12014, W/ PANASONIC MONITOR, CLASS 1 LASER W/ DELL PC &
                 MONITOR

  65    24041    NIKON MODEL #6C-2 PROFILE PROJECTOR, S/N 66363, W/QUADRA           $ 3,500.00          $ 4,000.00        $ 5,000.00
                 CHEK II DRO

  66    24042    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 2,500.00          $ 3,500.00        $ 5,500.00
                 #647, S/N 1160760, P-11

  67    24043    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 3,000.00          $ 4,000.00        $ 6,000.00
                 #MSP-885, S/N 710380, P-12

  68    24044    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 3,000.00          $ 4,000.00        $ 6,000.00
                 #MSP885, S/N 712391, P-8

  69    24045    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 3,000.00          $ 4,000.00        $ 6,000.00
                 #MSP885, S/N 712392, P-7

  70    24046    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 3,000.00          $ 4,000.00        $ 6,000.00
                 #MSP885, S/N 705929, P-6

------------------------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                                         $37,700.00          $49,750.00        $75,800.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                            MICROCIRCUITS PLANT #6
                                 April 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #      ID #                            DESCRIPTION                                 FLV                 FMV             FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PRINTING DEPARTMENT (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  71    24047    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 3,000.00          $ 4,000.00        $ 6,000.00
                 #MSP885, S/N 721068, P-5

  72    24048    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 3,000.00          $ 4,000.00        $ 6,000.00
                 #MSP885, S/N 721067, P-4

  73    24049    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 3,000.00          $ 4,000.00        $ 6,000.00
                 #MSP885, S/N707450, P-9

  74    24050    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 2,500.00          $ 3,500.00        $ 5,500.00
                 #645, S/N 995124, P-1

  75    24051    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 2,500.00          $ 3,500.00        $ 5,500.00
                 #645, S/N 995125, P-2

  76    24052    AMI-PRESCO SEMI-AUTOMATIC THICK FILM SCREEN PRINTER, MODEL         $ 2,500.00          $ 3,500.00        $ 5,500.00
                 #645, S/N 0760380, P-10

  77    24053    AMI MODEL #C5SF AUTOMATIC STACKER & FEED SYSTEM, S/N 736346        $ 2,500.00          $ 3,500.00        $ 5,500.00


  78    24054    AMI PNEUMATIC, AUTOMATIC UNLOADING & STACKING SYSTEM               $ 2,500.00          $ 4,000.00        $ 7,000.00
                 W/MODEL #M2MF UNLOADER & CONVEYOR, S/N 736343, W/MODEL
                 #C5SR STACKER

  79    24055    AMI PNEUMATIC, AUTOMATIC UNLOADING & STACKING SYSTEM               $ 2,500.00          $ 4,000.00        $ 7,000.00
                 W/MODEL #M2MF UNLOADER & CONVEYOR, S/N 736342, W/MODEL
                 #C5SR STACKER C176

  80    24056    AMI MODEL #C5SF AUTOMATIC, PNEUMATIC STACKER, S/N 736347           $ 1,500.00          $ 2,500.00        $ 4,500.00

------------------------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                                         $25,500.00          $36,500.00        $58,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                            MICROCIRCUITS PLANT #6
                                 April 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #      ID #                            DESCRIPTION                                 FLV                 FMV             FMIPV
------------------------------------------------------------------------------------------------------------------------------------
PRINTING DEPARTMENT (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  81    24057    AMI MODEL #MTF-C5SF AUTOMATIC, PNEUMATIC STACKER, S/N              $ 2,500.00          $ 3,500.00        $ 7,000.00
                 736333, W/MODEL #MTF-ACL CONVEYOR/FEEDER

  82    24058    BTU ENGINEERING TRANSHEAT MODEL #RD242-4-240S BELT                 $ 4,000.00          $ 6,000.00        $10,000.00
                 CONVEYOR DRYER, S/N ZRI-8, 24" BELT, D-4

  83    24059    W-J BELT CONVEYOR DRYER, MODEL & S/N N/A, 18" BELT, D-3            $ 2,000.00          $ 3,000.00        $ 6,000.00

  84    24060    BTU ENGINEERING TRANSHEAT MODEL #DR252-4-108L BELT                 $ 4,500.00          $ 6,500.00        $11,000.00
                 CONVEYOR DRYER S/N ZRG-7-0489, 24" BELT, D-2

  85    24061    BTU ENGINEERING TRANSHEAT MODEL #DR252-4-108D BELT                 $ 4,500.00          $ 6,500.00        $11,000.00
                 CONVEYOR DRYER S/N ZRG6-0489, 24" BELT, D-1

  86    24062    NIKON MODEL #V-12 PROFILE PROJECTOR, S/N 01325,                    $ 3,800.00          $ 4,500.00        $ 5,500.00
                 W/QUADRA-CHEK 11, DRO

  87             MISCELLANEOUS SUPPORT EQUIPMENT PRINT ROOM INCLUDING:              $ 3,000.00          $ 4,000.00        $ 6,000.00
                 MICROSCOPES, STAINLESS STEEL METRO CARTS, WORK BENCHES,
                 RUBBERMAID CARTS, METAL SHELVING, METTLER DIGITAL SCALES,
                 METAL STORAGE CABINETS, EYE WASH STATIONS, FILE CABINETS,
                 DESK, CHAIRS, PC'S, TYPEWRITER, ETC.

------------------------------------------------------------------------------------------------------------------------------------
SMT/TEST AREA
------------------------------------------------------------------------------------------------------------------------------------
  88    24063    CONCEPTRONIC MODEL DISCOVERY MARK V OVEN, S/M DS9556, 20"          $12,500.00          $14,500.00        $18,000.00
                 CONVEYOR

  89    24064    VISION ENGINEERING MANTIS MICROSCOPE/INSPECTION STATION            $   800.00          $ 1,000.00        $ 1,200.00

------------------------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                                         $37,600.00          $49,500.00        $75,700.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                            MICROCIRCUITS PLANT #6
                                 April 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #      ID #                            DESCRIPTION                                 FLV                 FMV             FMIPV
------------------------------------------------------------------------------------------------------------------------------------
SMT/TEST AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
   90   24065    UNIVERSAL OMNIPLACE PICK & PLACE MACHINE, MODEL #46521A,           $15,000.00          $20,000.00        $27,500.00
                 S/N 40619409, (1988) W/SPARE FEEDER

   91   24066    AMI/PRESCO MODEL #8115 SEMI-AUTOMATIC SCREEN PRINTER, S/N          $ 3,000.00          $ 4,000.00        $ 6,000.00
                 0690820

   92   24067    EDMUND SCIENTIFIC MICROSCOPE W/SONY CAMERA W/(2) HITACHI           $   650.00          $   800.00        $ 1,000.00
                 COLOR VIDEO MONITORS

   93   24068    DIE TECH MODEL #3002-1 ASSEMBLY MACHINE, S/N ASY (1982)            $ 1,000.00          $ 1,250.00        $ 1,800.00

   94   24069    BLUE-M STABIL THERM OVEN MODEL #POM-563A, S/N JA-3193, 400         $   700.00          $   800.00        $ 1,350.00
                 DEGREES F.

   95   24070    LIQUID CONTROL, LIQUID DISPENSING SYSTEM MODEL #VRM-20,            $ 1,000.00          $ 1,500.00        $ 2,000.00
                 S/M 2864

   96   24071    HOTPACK SUPERMATIC BENCH MODEL OVEN                                $   900.00          $ 1,200.00        $ 1,800.00


   97   24072    GRUENBERG MODEL #T45-H540, WALK-IN OVEN, S/N 6696                  $ 3,000.00          $ 3,600.00        $ 5,000.00


   98   24073    (3) VISION ENGINEERING INSPECTION                                  $ 2,400.00          $ 3,000.00        $ 3,600.00
        24074    MICROSCOPES W/STANDS
        24075

   99   24076    HEWLETT PACKARD MODEL #4192A-LF IMPEDANCE ANALYZER, S/N 859        $   850.00          $ 1,050.00        $ 1,300.00


  100   24077    (2) WAVETEK MODEL #178, 50 MHZ                                     $ 1,200.00          $ 1,500.00        $ 1,800.00
        24078    PROGRAMMABLE WAVEFORM SYNTHESIZERS

  101   24079    PHILLIPS MODEL #PM-5781 PROGRAMMABLE                               $   550.00          $   700.00        $   850.00
                 PULSE GENERATOR, 125 MHZ

------------------------------------------------------------------------------------------------------------------------------------
                 PAGE TOTAL                                                         $30,250.00          $39,400.00        $54,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------------
ITEM #     ID #                          DESCRIPTION                                FLV            FMV           FMIPV
--------------------------------------------------------------------------------------------------------------------------
SMT/TEST AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------
   102              HEWLETT PACKARD MODEL #6050-A SYSTEM DC                     $  600.00      $   750.00     $   900.00
                    ELECTRONIC LOAD

   103    24081     TEKTRONIX MODEL #576 CURVE TRACER, S/N B325732              $  600.00      $   700.00     $   850.00

   104    24081     TEKTRONIX MODEL #7854 OSCILLOSCOPE, S/M B074035             $1,000.00      $ 1,200.00     $ 1,500.00

   105    24082     HEWLETT PACKARD MODEL #4192A-LF                             $  700.00      $   850.00     $ 1,000.00
                    IMPEDANCE ANALYZER

   106    24083     HEWLETT PACKARD MODEL #3325B                                $  600.00      $   800.00     $   950.00
                    SYNTHESIZER/FUNCTION GENERATOR

   107    24084     (2) HEWLETT PACKARD MODEL #1908B                            $1,700.00      $ 2,100.00     $ 2,500.00
          24085     OSCILLOSCOPE MEASUREMENT SYSTEMS

   108    24086     (2) TEKTRONIX MODEL #7603 OSCILLOSCOPES                     $1,300.00      $ 1,600.00     $ 1,900.00
          24088     W/CART

   109    24087     TEST RACK CONSISTING OF: H.P. MODEL #8165A                  $1,000.00      $ 1,500.00     $ 2,000.00
                    PROGRAMMABLE SIGNAL SOURCE, WAVETEK
                    ATTENTUATOR MODEL #613, AC REGULATORS

   110    24089     TEST RACK CONSISTING OF: POWER SUPPLIES,                    $  750.00      $   900.00     $ 1,200.00
                    H.P. MODEL#5334B UNIVERSAL COUNTER,
                    WAVETEK ATTENTUATORS, CHANNEL DRIVER

   111    24090     (2) TELEQUIPMENT MODEL #D61A OSCILLOSCOPES                  $  700.00      $   850.00     $ 1,000.00

--------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                  $8,950.00      $11,250.00     $13,800.00
--------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------------
ITEM #     ID #                          DESCRIPTION                                    FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------------
SMT/TEST AREA (CONT'D)
-------------------------------------------------------------------------------------------------------------------------------
   112              MISCELLANEOUS SUPPORT EQUIPMENT SMT/TEST AREA:                   $12,000.00     $16,000.00     $24,000.00
                    ELECTRIFIED WORK BENCHES, SWIVEL CHAIRS, UNIVERSAL
                    COUNTERS, DE CURRENT SOURCE, VOLTMETERS, MULTIMETERS,
                    SOLDER STATIONS, AMPLIFIERS, DATA GENERATORS, STEREO
                    MICROSCOPES, PROGRAMMERS, HP COMPUTER SYSTEM, FUNCTION
                    GENERATOR, DC POWER SUPPLY, HP#3325A SYNTHESIZERS, FIBRE
                    LITERS, EFD LIQUID DISPENSING SYSTEMS, SOLDER POT FUME
                    HOOD, SS METRO CARTS, MAGNIFYING LAMPS, ARBOR PRESSES,
                    AIR MITE PRESSES, METAL CARTS, NIKON STEREO MICROSCOPES,
                    THERMOMETER, BAUSCH & LOMB MICROSCOPE, INSPECTION STATIONS
                    W/MAGNIFYING LAMPS & LIQUID DISPENSING SYSTEMS, BENCH
                    MODEL LAB OVENS, FILE CABINETS, STORAGE CABINETS, ETC.

-------------------------------------------------------------------------------------------------------------------------------
REAR LASER AREA
-------------------------------------------------------------------------------------------------------------------------------
   113    24091     TERADYNE MODEL #W-311 YAG LASER W/TERADYNE LASER TRIM            $ 1,500.00     $ 3,000.00     $ 5,000.00
                    STATION, TERADYNE TIME MEASUREMENT SYSTEM, TERADYNE
                    POWER LINE CONTROLLER

   114    24092     TERADYNE MODEL #W-311 YAG LASER W/TERADYNE LASER TRIM            $ 1,500.00     $ 3,000.00     $ 5,000.00
                    STATION, TERADYNE TIME MEASUREMENT SYSTEM, TERADYNE
                    POWER LINE CONTROLLER

   115    24093     PRINTSTAR MODEL #130 LABEL PRINTER                               $   550.00     $   650.00     $   850.00

   116    24094     NIKON MODEL #SMZ10 MICROSCOPE W/CAMERA, LIGHT SOURCE,            $ 1,500.00     $ 1,800.00     $ 2,200.00
                    S/N 73202

   117    24095     NIKON MODEL OPTI PHOTE MICROSCOPE, S/N 83343                     $   800.00     $   950.00     $ 1,100.00

   118    24096     NIKON MODEL #SMZ-10 MICROSCOPE W/FIBER-LITE                      $   850.00     $ 1,000.00     $ 1,200.00

-------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                       $18,700.00     $26,400.00     $39,350.00
-------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------------
ITEM #     ID #                          DESCRIPTION                                    FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------------
REAR LASER AREA (CONT'D)
-------------------------------------------------------------------------------------------------------------------------------
   119    24097     BLUE-M STABIL THERM OVEN MODEL #OV-475A-1,                       $   500.00     $   650.00     $   900.00
                    S/N 340

   120    24098     TENNEY JR. ENVIRONMENTAL CHAMBER, BENCH MODEL                    $   900.00     $ 1,200.00     $ 1,500.00

   121    24099     BLUE-M 3-STAGE THERMAL CYCLING TEST CABINET,                     $ 2,500.00     $ 3,000.00     $ 4,500.00
                    MODEL# WSP-309C-1X, S/N W1-303 (-65) DEGREES C
                    (-200) DEGREES C

   122              MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING:                       $ 4,000.00     $ 5,000.00     $ 7,000.00
                    ELECTRIFIED WORK BENCHES, LCR METER, POWER SUPPLIES,
                    TIMERS, PRINTERS, ZENITH PC'S, FILE CABINETS, STORAGE
                    CABINETS, SS METRO CARTS (2) INTERMEC LABEL LAMP,
                    TEKTRONIX MODEL #465B OSCILLOSCOPE, METAL LOCKERS,
                    SWIVEL CHAIRS

-------------------------------------------------------------------------------------------------------------------------------
SHIPPING & RECEIVING
-------------------------------------------------------------------------------------------------------------------------------
   123              CONSISTING OF (12) SECTIONS OF 8' PALLET RACKING,                $ 3,000.00     $ 3,500.00     $ 5,500.00
                    (2) BT LIFTERS HYDRAULIC PALLET JACKS, TOLEDO PLATFORM
                    SCALE, FILE CABINETS, METAL STORAGE CABINETS, METAL DESKS,
                    PORTABLE METAL STAIRWAY, TAPE SHOOTER, ZENITH PC'S ETC.

-------------------------------------------------------------------------------------------------------------------------------
COMPRESSOR ROOM
-------------------------------------------------------------------------------------------------------------------------------
   124    24100     KAESER MODEL #KRD-600 COMPRESSED AIR DRIER, S/N                  $ 3,000.00     $ 3,500.00     $ 5,000.00
                    0374-3-9604-6K

   125    24101     SULLAIR SULLISCREW ROTARY SCREW AIR COMPRESSOR, MODEL            $ 6,500.00     $ 8,000.00     $11,500.00
                    #16-75H, S/N 41674-KGH, 75 HP

   126    24102     ATLAS COPCO MODEL #GA-509 PACK, AIR COMPRESSOR, S/N              $ 7,000.00     $ 9,000.00     $12,500.00
                    ARP-745258, 50 HP

   127    24103     ATLAS COPCO MODEL #GAV-509-A/C AIR COMPRESSOR, S/N               $ 7,000.00     $ 9,000.00     $12,500.00
                    HOL-745-595, 50 HP

-------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                       $34,400.00     $42,850.00     $60,900.00
-------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------------
ITEM #     ID #                          DESCRIPTION                                    FLV            FMV            FMIPV
-------------------------------------------------------------------------------------------------------------------------------
COMPRESSOR ROOM (CONT'D)
-------------------------------------------------------------------------------------------------------------------------------
   128    24014     KAESER MODEL #CMS-1060 COMPRESSED AIR DRYER                      $   700.00     $   900.00     $ 1,300.00

-------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA/BONEYARD
-------------------------------------------------------------------------------------------------------------------------------
   129    24105     CLARK ELECTRIC WALK BEHIND FORKLIFT, MODEL                       $   750.00     $   900.00     $ 1,250.00
                    #ST25B, S/N ST245213306FA678, 2500 LB. CAPACITY

   130    24106     HOLLIS WAVE SOLDER MACHINE, S/N & MODEL N/A                      $ 4,000.00     $ 5,000.00     $ 6,000.00

   131    24107     GRIEVE MODEL #AA-500 ELECTRIC OVEN, S/N 330230,                  $ 1,500.00     $ 2,000.00     $ 2,500.00
                    500 DEGREES F CAPACITY

   132              MISCELLANEOUS EQUIPMENT IN STORAGE INCLUDING:                    $15,000.00     $20,000.00     $22,000.00
                    MRL 1R OVEN, BLUE-M OVENS, PICK & PLACE MACHINE,
                    MCT-6603 WIRE BONDER, EUBANKS WIRE STRIPPER, LORANGER
                    OVEN, HIPOTRONICS HIPOT TESTERS, AMI SCREEN CURVE
                    TRACERS, PART OF TERADYNE YAG LASER, EXCELLOR MC-30
                    PICK & PLACE MACHINE, UNIVERSAL SEQUENCERS, VIBRATORY
                    BOWL FEEDERS, FANS, TAPE SHOOTERS METAL DESKS, FILE
                    CABINETS, BOOKSHELVES, ETC.

-------------------------------------------------------------------------------------------------------------------------------
CAGED STORAGE AREA
-------------------------------------------------------------------------------------------------------------------------------
   133              CONSISTING OF:  DOT MATRIX PRINTERS, MONITORS,                   $ 7,500.00     $10,000.00     $11,000.00
                    LIGHT DUTY METAL SHELVING, SHOP VACUUM, SS METRO
                    CARTS, WIRE, CABLE, POWER SUPPLIES, PC'S MULTIMETERS,
                    OHMETERS, AMI/PRESCO SCREEN PRINTER, TEKTRONIX H.P.
                    SYNTHESIZERS, PANASONIC MULTIPLEX STEREO MODULATORS,
                    MILLIVOLT METERS, PHASE METERS, SIGNAL GENERATORS, FANS

   134    24107     CONCEPTIONIC MODEL EXPLORER BENCH TOP VACUUM PICK                $ 1,500.00     $ 2,500.00     $ 4,000.00
                    & PLACE MACHINE, S/N PX8795, W/PANASONIC MONITOR

-------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                       $30,950.00     $41,300.00     $48,050.00
-------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                            MICROCIRCUITS PLANT #6
                                 APRIL 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM #     ID #                          DESCRIPTION                                     FLV            FMV            FMIPV
--------------------------------------------------------------------------------------------------------------------------------
CAGED STORAGE AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   135    24108     PHOTONIC INSPECTION SYSTEM W/JAVELIN CAMERA, (2)                 $  1,250.00    $  1,750.00    $  3,000.00
                    PANASONIC MONITORS, FIBER LITE

   136    24109     OMEGA METER IONIC CONTAMINATION TEST SYSTEM MODEL                $  1,500.00    $  2,000.00    $  2,500.00
                    #400, S/N 4109

   137    24110     ELECTROVERT OMEGAWAVE ECONOPACK II WAVE SOLDERING                $  5,500.00    $  7,000.00    $  9,500.00
                    MACHINE, S/N M0860924017/C148

   138    24111     OMEGA METER IONIC CONTAMINATION TEST SYSTEM MODEL                $  2,500.00    $  3,000.00    $  3,500.00
                    #600, S/N 623s

--------------------------------------------------------------------------------------------------------------------------------
OFFICE
--------------------------------------------------------------------------------------------------------------------------------
   139              CONSISTING OF:  LATERAL AND VERTICAL FILE CABINETS,              $ 12,000.00    $ 16,000.00    $ 22,500.00
                    TAN METAL DESKS, SWIVEL CHAIRS, ZENITH TELEVISIONS,
                    BROTHER INTELLIFAX 250, TYPEWRITERS, ZENITH PC'S,
                    HP LASER JET II FAX PRINTERS, SAVIN 7430 COPIER,
                    DOT MATRIX PRINTERS, REFRIGERATOR, HP LASERJET 4P
                    PRINTER, CHATILLON TENSILE TESTER, METAL STORAGE
                    CABINETS, WOODEN CONFERENCE TABLE, PRINTER TABLES,
                    WOOD EXECUTIVE DESK, PRINTER, 12' WOODEN CONFERENCE
                    TELEVISION, METAL BOOKSHELVES, ZENITH TELEVISION & VCR,
                    (2) NIKON MICROSCOPES, MAGNIFYING LAMP, COMPAC, MONITORS,
                    DATA PRODUCTS LZR-1555 LASER PRINTER, GF ALLSTEDE SAFE,
                    (2) DESKJET 660C PRINTERS

   140    24112     HEWLETT PACKARD LASERJET #5SI PRINTER                            $  2,500.00    $  3,000.00    $  3,500.00

--------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                       $ 25,250.00    $ 32,750.00    $ 44,500.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                    GRAND TOTAL                                                      $477,150.00    $631,000.00    $913,175.00
--------------------------------------------------------------------------------------------------------------------------------